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                                                               EXHIBIT 23.2

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated December 2, 1999 included in Form 8-K of Dynatech Corporation filed on May 31, 2000 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Raleigh, North Carolina

May 26, 2000